Exhibit 10.6

EXECUTION VERSION

AMENDMENT NO. 2 TO CREDIT AGREEMENT

AMENDMENT NO. 2, dated as of April 29, 2015 (this “Amendment”), to the Amended and Restated Second Lien Credit Agreement, dated as of January 22, 2013 (as amended, restated, supplemented or otherwise modified prior to the date hereof), among NEP/NCP HOLDCO, INC., a Delaware corporation (the “Borrower”), NEP GROUP, INC., a Delaware corporation (“Holdings”), MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent (the “Administrative Agent”), and each lender from time to time party thereto (the “Credit Agreement”), by and among the Borrower, Holdings, the Lenders party thereto, the Administrative Agent and BARCLAYS BANK PLC, as the Amendment No. 2 Arranger (as defined below).

W I T N E S S E T H:

WHEREAS, the Borrower has requested the issuance of additional Term Loans (the “Amendment No. 2 Incremental Term Loans”) in the form of a Term Commitment Increase pursuant to and on the terms set forth in Section 2.20(a) of the Credit Agreement;

WHEREAS, the Borrower, Holdings, the Administrative Agent, the Amendment No. 2 Arranger and the Lenders providing the Amendment No. 2 Incremental Term Loans have agreed to amend certain provisions of the Credit Agreement as provided for herein to effect the Term Commitment Increase under the Credit Agreement pursuant to Section 2.20(a) thereof;

WHEREAS, Section 9.02 of the Credit Agreement provides that the Loan Parties and the Required Lenders may amend the Credit Agreement and the other Loan Documents for certain purposes; and

WHEREAS, each Person that executes and delivers a joinder to this Amendment substantially in the form of Exhibit A (a “Joinder”) as an Amendment No. 2 Incremental Term Lender will make Amendment No. 2 Incremental Term Loans to the Borrower in the amount set forth on the signature page of such Person’s Joinder on the Amendment No. 2 Effective Date (as defined below), the proceeds of which will be used by the Borrower to (i) pay for a portion of the Mediatec Acquisition, (ii) pay for a portion of the Bentley Acquisition and refinance certain existing indebtedness of Bentley, (iii) to repay certain outstanding Revolving Loans (as defined in the First Lien Credit Agreement) borrowed under the First Lien Credit Agreement and (iv) pay the fees and expenses incurred in connection with the Acquisitions, this Amendment and the transactions contemplated hereby and thereby.

NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I

Defined Terms

Section 1.1     Defined Terms. As used in this Amendment, the following terms shall have the meanings set forth below:

“Acquisitions” means, collectively, the Bentley Acquisition and the Mediatec Acquisition.

“Amendment No. 2 Arranger” means Barclays Bank PLC in its capacity as sole lead arranger and sole bookrunner under this Amendment.

“Bentley” means, collectively, the entities previously identified to the Amendment No. 2 Arranger as “Bentley.”

“Bentley Acquisition” means the acquisition by a wholly-owned subsidiary of the Borrower of Bentley pursuant to the Bentley Purchase Agreement.

“Bentley/Mediatec Transactions” means (i) the Bentley Acquisition, (ii) the Mediatec Acquisition, (iii) the incurrence of the Amendment No. 2 Incremental Term Loans and (iv) the transactions contemplated by the Bentley Purchase Agreement and the Mediatec Purchase Agreement and the payment of fees and expenses in connection therewith.

“Bentley Purchase Agreement” means that certain Share Purchase Agreement, dated as of April 22, 2015, by and among Goldcup 11024 AB (to be renamed NEP Sweden Holdings AB), the Bentley Sellers and the other parties thereto.

“Bentley Sellers” means BNP Paribas Fortis Private Equity Expansion NV, 3K Media BVBA, Timo Koch and Markus Maschke.

“Mediatec” means, collectively, MPP Mediatec Group AB, MPP Mediatec Solutions Holding AB and MPP Mediatec Broadcast Holding AB.

“Mediatec Acquisition” means the acquisition by NEP Europe Group B.V., a wholly-owned subsidiary of the Borrower, of Mediatec pursuant to the Mediatec Purchase Agreement.

“Mediatec Purchase Agreement” means that certain Share Purchase Agreement, dated as of March 23, 2015, by and among NEP Europe Group B.V. and the Mediatec Sellers.

“Mediatec Sellers” means, collectively, Stena Adactum AB, Holtback Holding AB, DigiLed Fastighets AB and Paul Henriksen.

“Outside Date” means the earlier of (x) after the execution of the Bentley Purchase Agreement, the date that the Bentley Purchase Agreement has been terminated in accordance with its terms (other than with respect to provisions therein that expressly survive termination) prior to the consummation of the Bentley Acquisition and (y) June 30, 2015, which may be extended pursuant to the Mediatec Acquisition Agreement but in no event later than July 21, 2015.

“Purchase Agreements” means the Bentley Purchase Agreement and the Mediatec Purchase Agreement.

“Specified Bentley Purchase Agreement Representations” means such of the representations made by the Bentley Sellers and their respective subsidiaries in the Bentley Purchase Agreement as are material to the interests of the Amendment No. 2 Incremental Term Lenders, but only to the extent that Holdings (or its Affiliates) has the right to terminate their obligations under the Bentley Purchase Agreement or decline to consummate the Bentley Acquisition, in each case as a result of a breach of such representations in the Bentley Purchase Agreement.

“Specified Mediatec Purchase Agreement Representations” means such of the representations made by the Mediatec Sellers and their respective subsidiaries in the Mediatec Purchase Agreement as are material to the interests of the Amendment No. 2 Incremental Term Lenders, but only to the extent that Holdings (or its Affiliates) has the right to terminate their obligations under the Mediatec Purchase Agreement or decline to consummate the Mediatec Acquisition, in each case as a result of a breach of such representations in the Mediatec Purchase Agreement.

“Specified Purchase Agreement Representations” means the Specified Bentley Purchase Agreement Representations and the Specified Mediatec Purchase Agreement Representations.

“Specified Representations” means the representations by the Borrower and the Guarantors set forth in (i) Section 3.01 (after giving effect to the Acquisition), Section 3.02 (with respect to authorization, execution, delivery and performance and enforceability of the Loan Documents), Section 3.03(b)(i) and (b)(ii), Section 3.08, Section 3.14, Section 3.16, Section 3.18 and Section 3.19 of the Credit Agreement and (ii) Sections 2.03 and 3.02 of the Collateral Agreement.

Section 1.2     Other Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement unless otherwise defined herein.

ARTICLE II

Incremental Term Loan

Section 2.1     Incremental Term Loans.

(a) The Borrower confirms and agrees that (i) it has requested an increase in the amount of Term Loans, to be referred to in the Credit Agreement as the Amendment No. 2 Incremental Term Loans, in the aggregate principal amount of $75,000,000 from the Amendment No. 2 Incremental Term Lenders pursuant to and on the terms set forth in Section 2.20(a) of the Credit Agreement, effective on the Amendment No. 2 Effective Date and (ii) on the Amendment No. 2 Effective Date, the Borrower will borrow the full amount of Amendment No. 2 Incremental Term Loans from the Amendment No. 2 Incremental Term Lenders. Effective on and at all times after the Amendment No. 2 Effective Date, the Amendment No. 2 Incremental Term Loans will constitute Term Loans and, together with all Term Loans outstanding prior to the Amendment No. 2 Effective Date, will be construed as a single Class of Term Loans.

Section 2.2     Agreements of Incremental Term Lenders. Each Amendment No. 2 Incremental Term Lender agrees that (i) effective on and at all times after the Amendment No. 2 Effective Date, in addition to all Term Loans of such Lender (if any) outstanding prior to the Amendment No. 2 Effective Date, such Amendment No. 2 Incremental Term Lender will be bound by all obligations of a Lender under the Credit Agreement in respect of the Amendment No. 2 Incremental Term Commitment in the amount set forth on its Joinder delivered to the Administrative Agent on or before the Amendment No. 2 Effective Date and (ii) on the Amendment No. 2 Effective Date, subject to the satisfaction or waiver of the conditions set forth in Article IV of this Amendment, such Amendment No. 2 Incremental Term Lender will fund Amendment No. 2 Incremental Term Loans in the amount of such Amendment No. 2 Incremental Term Lender’s Amendment No. 2 Incremental Term Commitment. On the Amendment No. 2 Effective Date, each Amendment No. 2 Incremental Term Lender which was not a Lender prior to the Amendment No. 2 Effective Date will become a Lender for all purposes of the Credit Agreement.

ARTICLE III

Amendments

Section 3.1     Amendments. Subject to the occurrence of the Amendment No. 2 Effective Date:

(a) Section 1.01 of the Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following new definitions:

“Amendment No. 2” means Amendment No. 2 to this Agreement dated as of April 29, 2015.

“Amendment No. 2 Arranger” means Barclays Bank PLC in its capacity as sole lead arranger and sole bookrunner under Amendment No. 2.

“Amendment No. 2 Effective Date” means April 29, 2015, the date of effectiveness of Amendment No. 2.

“Amendment No. 2 Incremental Term Commitment” means, as to each Amendment No. 2 Incremental Term Lender, the obligation of such Amendment No. 2 Incremental Term Lender to make an Amendment No. 2 Incremental Term Loan to the Borrower on the Amendment No. 2 Effective Date, in the aggregate principal amount set forth on the joinder agreement of such Amendment No. 2 Incremental Term Lender to Amendment No. 2.

“Amendment No. 2 Incremental Term Lender” means, at any time, any Lender that has an Amendment No. 2 Incremental Term Commitment or an Amendment No. 2 Incremental Term Loan at such time.

“Amendment No. 2 Incremental Term Loan” means a Loan made pursuant to Section 2.20(a).

“IPO Prepayment Premium” means, with respect to the prepayment of any Term Loans, (a) if such prepayment is made after the Amendment No. 2 Effective Date and prior to the third anniversary of the Effective Date, 1.00% and (b) if such prepayment is made on or after the third anniversary of the Effective Date, zero.”

“Loss Sharing Agreement” means a Loss Sharing Agreement entered into among any Lender that elects to join such Loss Sharing Agreement and the holders of Foreign Incremental Debt substantially in the form of Exhibit U1 with such changes thereto that are reasonably acceptable to the Administrative Agent and the Borrower.

[1]	Exhibit U will include a customary “CAM” provision providing that upon any acceleration of the Term Loans and termination any Commitments under this Agreement or Foreign Incremental Debt (including a deemed acceleration upon a bankruptcy Event of Default with respect to the Borrower), the Term Loans and such Foreign Incremental Debt shall be reallocated among the parties to the Loss Sharing Agreement on a pro rata basis so that the proportion of such Term Loans and Foreign Incremental Debt held by each party to the Loss Sharing Agreement is equal.

“Pari Intercreditor Agreement” means an intercreditor agreement substantially in the form of Exhibit V with such changes that are reasonably acceptable to the Administrative Agent and the Borrower.

(b) The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Applicable Rate” means, for any day, (1) 7.75% per annum, in the case of an ABR Loan, or (2) 8.75% per annum, in the case of a Eurocurrency Loan.

(c) The definition of “Commitment” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Commitment” means, with respect to any Lender, its Term Commitment, Amendment No. 2 Incremental Term Loan Commitment or Other Term Commitment of any Class or any combination thereof (as the context requires).

(d) The definition of “ECF Percentage” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“ECF Percentage” means, with respect to the prepayment required by Section 2.11(d) with respect to any fiscal year of the Borrower, if the Total Leverage Ratio (without giving effect to the applicable prepayment pursuant to Section 2.11(d)) as of the end of such fiscal year is (a) greater than 5.00 to 1.00, 75% of Excess Cash Flow for such fiscal year, (b) greater than 4.00 to 1.00 but less than or equal to 5.00 to 1.00, 50% of Excess Cash Flow for such fiscal year, (c) greater than 3.00 to 1.00 but less than or equal to 4.00 to 1.00, 25% of Excess Cash Flow for such fiscal year and (d) less than or equal to 3.00 to 1.00, 0% of Excess Cash Flow for such fiscal year.

(e) The definition of “Incremental Cap” in Section 1.01 of the Credit Agreement is hereby amended by deleting “$200,000,000” in subclause (a)(i) thereof and inserting “$50,000,000” in its place.

(f) The definition of “Prepayment Premium” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Prepayment Premium” means, with respect to the prepayment of any Term Loans, (a) if such prepayment is made after the Amendment No. 2 Effective Date and prior to the first anniversary of the Amendment No. 2 Effective Date, a prepayment premium of 2.00% of the aggregate amount of the Term Loans so prepaid, (b) if such prepayment is made on or after the first anniversary of the Amendment No. 2 Effective Date but prior to the second anniversary of the Amendment No. 2 Effective Date, a prepayment premium of 1.00% of the aggregate amount of the Term Loans so prepaid and (c) if such prepayment is made on or after the second anniversary of the Amendment No. 2 Effective Date, zero.

(g) The definition of “Term Loans” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Term Loans” means Loans made pursuant to clause (a) or (b) of Section 2.01, Other Term Loans and term loans made pursuant to a Term Commitment Increase, as the context requires (which, for the avoidance of doubt, shall include the Amendment No. 2 Incremental Term Loans).

(h) Section 2.01 of the Credit Agreement is hereby amended by adding the following paragraph (b) to such Section:

“(b) Subject to the terms and conditions herein, each Amendment No. 2 Incremental Term Lender agrees to make an Amendment No. 2 Incremental Term Loan to the Borrower in an amount equal to such Lender’s Amendment No. 2 Incremental Term Loan Commitment. The Borrower may make only one borrowing under the Amendment No. 2 Incremental Term Loan Commitments, which shall be on the Amendment No. 2 Effective Date. Any amount borrowed under this Section 2.01(b) and subsequently repaid or prepaid may not be reborrowed. Subject to Section 2.11, all amounts owed hereunder with respect to the Amendment No. 2 Incremental Term Loans shall be paid in full no later than the Term Maturity Date. The Amendment No. 2 Incremental Term Loan Commitment shall terminate immediately and without further action on the Amendment No. 2 Effective Date after giving effect to the funding of the Amendment No. 2 Incremental Term Loan Commitment on such date.”

(i) Section 2.11(a)(i) is hereby amended and restated in its entirety as follows:

“(a) (i) The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to the requirement to pay any amounts required pursuant to paragraph (h) of this Section, provided that in the event that the Borrower makes any prepayment of Term Loans (other than in connection with an IPO) pursuant to this Section 2.11(a)(i), pursuant to clause (b) of the definition of “Prepayment Event,” or pursuant to Section 2.11(c), the Borrower shall pay to the Administrative Agent the Prepayment Premium; provided further that in the event that the Borrower makes a prepayment of Term Loans in connection with an IPO pursuant to this Section 2.11(a)(i) or pursuant to Section 2.11(c), the Borrower shall pay to the Administrative Agent the IPO Prepayment Premium.”

(j) Section 2.20(a)(i) of the Credit Agreement is hereby amended by adding the following proviso after the first sentence thereof:

“provided, further, that notwithstanding anything to the contrary in this Section 2.20, at the Borrower’s option, a Term Commitment Increase denominated in euros or Dollars (“Foreign Incremental Debt”) may be incurred by a Foreign Subsidiary organized and existing under the laws of jurisdiction reasonably acceptable to the Administrative Agent so long as (i) such Term Commitment Increase is not secured by any assets of Holdings and its Restricted Subsidiaries other than (x) Collateral on a pari passu basis with the Term Loans and subject to a Pari Intercreditor Agreement and (y) the assets of Foreign Subsidiaries and (ii) the Lender shall have been afforded a period of at least five Business Days prior to the effectiveness of such Term Commitment Increase to enter into a Loss Sharing Agreement with the holders of such Term Commitment Increase.”

(k) Section 3.17 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 3.17 Use of Proceeds. The Borrower will use the proceeds of (a) the Term Loans made on the Effective Date to finance a portion of the Transactions and pay Transaction Costs, (b) to repay certain outstanding Revolving Loans (as defined in the First Lien Credit Agreement) borrowed under the First Lien Credit Agreement and (c) the Term Loans made on the Amendment No. 2 Effective Date to finance a portion of the Bentley/Mediatec Transactions.

(l) Section 5.10 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 5.10 Use of Proceeds and Letters of Credit. The Borrower will use the proceeds of (a) the Term Loans made on the Effective Date, together with cash on hand of the Borrower, the proceeds from the Equity Financing and the proceeds from the borrowings under the First Lien Credit Agreement on the Effective Date, to pay a portion of the Transaction Costs and to finance a portion of the Transactions and (b) the Term Loans made on the Amendment No. 2 Effective Date to finance a portion of the Bentley/Mediatec Transactions and repay certain outstanding Revolving Loans (as defined in the First Lien Credit Agreement) borrowed under the First Lien Credit Agreement.

(m) Section 6.01(a) of the Credit Agreement is hereby amended by (a) deleting the word “and” at the end of clause (xxiv) thereof, (b) deleting the “.” in clause (xxv) thereof and inserting “; and” in its place and (c) inserting the following at the end of such section:

(xxvi) Indebtedness of the Borrower or any Subsidiary issued in lieu of Foreign Incremental Debt and any extension, renewals, refinancings and replacements thereof; provided that such Indebtedness shall be subject to the terms and conditions applicable to Foreign Incremental Debt under Section 2.20.

(n) Section 6.04(m) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(m) other Investments and other acquisitions; provided that (i) immediately after giving effect to any such Investment no Default has occurred and is continuing, (ii) at the time any such Investment or other acquisition is made, the aggregate outstanding amount of all Investments made in reliance on this clause (m) (including all such Investments deemed made pursuant to clause (c) of the definition of “Non-Loan Party Investment Amount”), together with the aggregate amount of all consideration paid in connection with all other acquisitions made in reliance on this clause (m) (including the aggregate principal amount of all Indebtedness assumed in connection with any such other acquisition), shall not exceed $230,000,000 and (iii) so long as the Borrower shall be in compliance with the Financial Covenant Level on a Pro Forma Basis as of the end of the most recent Test Period, such amount shall be increased by the Available Amount;

(o) Section 6.04 of the Credit Agreement is hereby amended by (a) deleting the word “and” at the end of clause (q) thereof, (b) deleting the “.” in clause (r) thereof and inserting “;” in its place and (c) inserting the following at the end of such section:

(s)(i) the Bentley/Mediatec Transactions and (ii) other acquisitions of and Investments made in Foreign Subsidiaries consummated prior to the Amendment No. 2 Effective Date; and

(t) other Investments, so long as, immediately after giving effect to any such Investment, (i) no Event of Default has occurred and is continuing and (ii) the Total Leverage Ratio on a Pro Forma Basis as of the end of the most recent Test Period shall not exceed 4.00:1.00.

ARTICLE IV

Conditions to Effectiveness and Miscellaneous

Section 4.1     Effective Date. This Amendment shall become effective on the date (the “Amendment No. 2 Effective Date”) on which:

(a) The Administrative Agent shall have received counterparts to this Amendment duly executed and delivered by the Borrower, Holdings, each Guarantor, the Administrative Agent and the Required Lenders. The Administrative Agent shall have received from each Amendment No. 2 Incremental Term Lender an executed counterpart to the applicable joinder agreement to this Amendment.

(b) The Mediatec Acquisition shall have been consummated or, substantially simultaneously with the initial funding of the Amendment No. 2 Incremental Term Loans on the Amendment No. 2 Effective Date, shall be consummated, in all material respects in accordance with the Mediatec Purchase Agreement.

(c) The Administrative Agent shall have received officer’s certificates in form and substance reasonably satisfactory to the Administrative Agent representing that, as of the date hereof (after giving effect to the Bentley/Mediatec Acquisition (as applicable) and the incurrence of the Amendment No. 2 Incremental Term Loans), (i) the Specified Mediatec Purchase Agreement Representations are true and correct in all material respects, (ii) if applicable, the Specified Bentley Purchase Agreement Representations are true and correct in all material respects and (iii) the Specified Representations are true and correct in all material respects (except in the event that a Specified Representation is by its terms qualified by “materiality” or “material adverse effect” in which case such Specified Representation is true and correct in all respects).

(d) Prior to or substantially concurrently with the funding of the Amendment No. 2 Incremental Term Loans, the Borrower shall have paid all fees required to be paid on the Amendment No. 2 Effective Date, including those set forth in that certain Fee Letter dated as of March 23, 2015, and all expenses required to be paid on the Amendment No. 2 Effective Date pursuant to that certain Commitment Letter, dated as of March 23, 2015, for which invoices have been presented at least three Business Days prior to the Amendment No. 2 Effective Date.

(e) The Administrative Agent shall have received customary evidence of authorization of the transactions described herein, valid organization and good standing (to the extent applicable) in the jurisdiction of organization, in each case with respect to the Borrower and each Guarantor, and officer’s certificates related thereto.

(f) The Administrative Agent shall have received the opinion of Kirkland & Ellis LLP, in form and substance reasonably satisfactory to the Administrative Agent.

(g) The Borrower and each of the Guarantors shall have provided at least three Business Days prior to the Amendment No. 2 Effective Date all documentation and other information to the Administrative Agent and the Lenders that are required by regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including, without limitation, the USA Patriot Act, to the extent the Borrower shall have received written requests therefor at least 10 calendar days prior to the Amendment No. 2 Effective Date.

(h) The Administrative Agent shall have received a certificate attesting to the Solvency of the Borrower and its Subsidiaries, taken as a whole (after giving effect to the Bentley/Mediatec Acquisition, as applicable), substantially in the form of Exhibit B hereto.

(i) The Administrative Agent shall have received a Borrowing Request.

(j) The Administrative Agent shall have received certified copies of Uniform Commercial Code, tax and judgment lien searches, bankruptcy and pending lawsuit searches or equivalent reports or searches, each of a recent date listing all effective financing statements, lien notices or comparable documents that name any Loan Party as debtor and that are filed in those state and county jurisdictions in which any Loan Party is organized or maintains its principal place of business and such other searches that the Administrative Agent deems necessary or appropriate, none of which encumber the Collateral covered or intended to be covered by the Security Documents (other than Permitted Encumbrances).

(k) The Amendment No. 2 Arranger shall have received (a) a combined pro forma consolidated balance sheet and related pro forma consolidated statement of income of the Borrower as of, and for the year ending on December 31, 2014 and (b) a combined pro forma consolidated balance sheet and related pro forma consolidated statement of income of the Borrower for the most recently completed four fiscal quarter period ended at least 60 days prior to the Amendment No. 2 Effective Date, in each case prepared after giving effect to the Bentley/Mediatec Transactions, as applicable, as if the Bentley/Mediatec Transactions, as applicable, had occurred as of such date (in the case of such balance sheet) or at the beginning of such period (in the case of such statement of income) (it being understood that to the extent audited annual financial statements are not available in connection with the preparation of such pro forma financial statements, the combined pro forma financial statements referred to in this clause (l) may be prepared based on unaudited financial statements for the same period) (in each case, translated in English in a manner reasonably satisfactory to the Amendment No. 2 Arranger).

(l)(x) The Amendment No. 2 Arranger shall have received (a) audited financial statements of the Borrower and its consolidated subsidiaries for the three fiscal years ended December 31, 2014, December 31, 2013 and December 31, 2012, accompanied by a report thereon of the Borrower’s auditors (and the Amendment No. 2 Arranger acknowledges receipt thereof) and (b) unaudited consolidated financial statements of the Borrower and its consolidated subsidiaries for each subsequent fiscal quarter (other than the fourth fiscal quarter of any fiscal year) ended after the last fiscal year for which financial statements were prepared pursuant to the immediately preceding clause (a) and ended at least 45 days before the Amendment No. 2 Effective Date and (y) the Amendment No. 2 Arranger shall have received (a) audited financial statements of Mediatec for the fiscal year ended December 31, 2014, accompanied by a report thereon of Mediatec’s auditors and (b) unaudited consolidated financial statements of Mediatec and its consolidated subsidiaries for each subsequent fiscal quarter (other than the fourth fiscal quarter of any fiscal year) ended after December 31, 2014 and ended at least 45 days before the Amendment No. 2 Effective Date (in each case, translated in English in a manner reasonably satisfactory to the Amendment No. 2 Arranger).

(m) Since December 31, 2014, there are no facts or circumstances relating to Mediatec which have not been Fairly Disclosed (as defined in the Mediatec Purchase Agreement) and which could constitute a Material Adverse Effect (as defined in the Mediatec Purchase Agreement).

Section 4.2     Notification. The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 2 Effective Date.

Section 4.3     Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 4.4     Reaffirmation. Each of the undersigned Guarantors (each, a “Reaffirming Party”) hereby acknowledges the Amendment and the transactions contemplated thereby. Each Reaffirming Party hereby reaffirms all obligations and liabilities of such Reaffirming Party under the Loan Documents to which it is a party, as such obligations and liabilities have been amended by this Amendment, and confirms that such obligations and liabilities shall continue to be in full force and effect and shall continue to apply to the Credit Agreement and each other Loan Document.

Section 4.5     Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 4.6     Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 4.7     Loss of FATCA Grandfathering. The Borrower intends to treat this Amendment as resulting in a significant modification of the Credit Agreement for U.S. federal income tax purposes. Accordingly, from and after the effective date of this Amendment, the Borrower and the Administrative Agent intend to treat (and each Lender party to this Amendment hereby authorizes the Administrative Agent to treat) the Term Loans (including the Amendment No. 2 Incremental Term Loans) as fungible for U.S. federal income tax purposes, and as not qualifying as “grandfathered obligations” (within the meaning of Treasury Regulations Sections 1.1471-2(b)(2) and 1.1471-2T(b)(2)) for purposes of FATCA. Unless otherwise required by law (including the good faith resolution of a tax audit), no Borrower, Administrative Agent or Lender shall take any U.S. federal, state or local income tax position inconsistent with the preceding sentence.

Section 4.8     Effect of Amendment. On and after the Amendment No. 2 Effective Date, each reference to the Credit Agreement in any Loan Document (including to any Exhibit or Schedule attached thereto) shall be deemed to be a reference to the Credit Agreement as amended by this

Amendment. Except as expressly set forth in this Amendment, nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement as in effect immediately prior to the Amendment No. 2 Effective Date or any other Loan Document in similar or different circumstances. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

NEP/NCP HOLDCO, INC., as Borrower

By:	/s/ Gerald Delon
Name:	Gerald Delon
Title:	Chief Financial Officer

NEP GROUP, INC., as Holdings

By:	/s/ Gerald Delon
Name:	Gerald Delon
Title:	Chief Financial Officer

NEP II, INC. SVP I, INC.

By:	/s/ Gerald Delon
Name:	Gerald Delon
Title:	Chief Financial Officer

NEP BROADCASTING, LLC

By:	NEP II, Inc.
Its:	Sole Member

By:	/s/ Gerald Delon
Name:	Gerald Delon
Title:	Chief Financial Officer

[Signature Page to Amendment No. 2 to NEP Group Second Lien Credit Agreement]

NEP IMAGE GROUP LLC

By:	NEP Supershooters, LP
Its:	Sole Member

By:	NEP Broadcasting, LLC
Its:	General Partner

By:	NEP II, Inc.
Its:	Sole Member

By:	/s/ Gerald Delon
Name:	Gerald Delon
Title:	Chief Financial Officer

NEP SUPERSHOOTERS, LP

By:	NEP Broadcasting, LLC
Its:	General Partner

By:	NEP II, Inc.
Its:	Sole Member

By:	/s/ Gerald Delon
Name:	Gerald Delon
Title:	Chief Financial Officer

SCREENWORKS LLC

By:	NEP Supershooters, LP
Its:	Sole Member

By:	NEP Broadcasting, LLC
Its:	General Partner

By:	NEP II, Inc.
Its:	Sole Member

By:	/s/ Gerald Delon
Name:	Gerald Delon
Title:	Chief Financial Officer

[Signature Page to Amendment No. 2 to NEP Group Second Lien Credit Agreement]

FABER AUDIOVISUALS INC. NEP CANADA, INC.

By:	/s/ Gerald Delon
Name:	Gerald Delon
Title:	Chief Financial Officer

[Signature Page to Amendment No. 2 to NEP Group Second Lien Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent

By:	/s/ F. Michael Manfred
Name:	F. Michael Manfred
Title:	Authorized Signatory

[Signature Page to Amendment No. 2 to NEP Group Second Lien Credit Agreement]

BARCLAYS BANK PC, as Amendment No. 2 Arranger

By:	/s/ Craig J. Malloy
Name:	Craig J. Malloy
Title:	Director

[Signature Page to Amendment No. 2 to NEP Group Second Lien Credit Agreement]

BARCLAYS BANK PLC, as Amendment No. 2 Incremental Term Lender

By:	/s/ Craig J. Malloy
Name:	Craig J. Malloy
Title:	Director

[Signature Page to Amendment No. 2 to NEP Group Second Lien Credit Agreement]